Return Stacked® Bonds & Merger Arbitrage ETF
Trading Symbol: RSBA
Listed on Cboe BZX Exchange, Inc
Summary Prospectus
April 27, 2026
www.returnstackedetfs.com

Before you invest, you may want to review the Return Stacked® Bonds & Merger Arbitrage ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 27, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.returnstackedetfs.com. You can also get this information at no cost by calling at (844) 737-3001 or by sending an e-mail request to info@returnstackedetfs.com.

Investment Objective

Return Stacked® Bonds & Merger Arbitrage ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (includes interest expense)	0.01%
Acquired Fund Fees and Expenses(2)	0.05%
Total Annual Fund Operating Expenses	1.01%
(1)	The Fund’s investment adviser, Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, will pay, or require a sub-adviser to pay, all of the Fund’s expenses, except for the following: advisory and sub-advisory fees, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1949 (the “1940 Act”), litigation expenses, and other non-routine or extraordinary expenses.
(2)	Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including exchange-traded funds and money market funds.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Expense Example above, affect the Fund’s performance. For the fiscal year ended January 31, 2026, the Fund’s portfolio turnover was 305% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that employs a hybrid management approach to achieve its investment objective by investing in two complementary strategies: an actively managed Bond strategy and a passively managed Merger Arbitrage strategy. The Fund uses leverage to “stack” the total return of holdings in the Fund’s Bond strategy together with the potential returns of the Fund’s Merger Arbitrage strategy. Essentially, one dollar invested in the Fund provides approximately one dollar of exposure to the Fund’s Bond strategy and approximately one dollar of exposure to the Fund’s Merger Arbitrage strategy. So, the return of the Merger Arbitrage strategy (minus the cost of financing) is essentially stacked on top of the returns of the Bond strategy.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in (a) the Bond strategy (as described below) and (b) the Merger Arbitrage strategy (as described below).

●	Bond strategy: The Fund will invest in U.S. Treasury securities, U.S. Treasury ETFs, and/or futures contracts on U.S. Treasury securities, as well as swaps on any of the foregoing and/or swaps on U.S. Treasury indices.

●	Merger Arbitrage strategy: The Fund will invest in U.S. equity securities with both long and short exposures. The Fund may either invest directly in U.S. equity securities or access them via derivative contracts (i.e., via options and swaps). The Fund may invest in or have exposure to securities issued by small-, mid-, and large-capitalization issuers. The Fund may also invest in cash or cash equivalents, such as money market funds, similar cash management vehicles, and ultra short-term bond ETFs.

The Fund will target a 100% exposure to each of its Bond strategy and its Merger Arbitrage strategy. For more information, see the section in the Fund’s Prospectus titled “Additional Information About the Fund’s Principal Investment Strategies.”

Bond Strategy:

Through its actively managed Bond strategy, the Fund seeks to capture the total return of the broad U.S. Treasury market with the objective of long-term capital appreciation. To do so, the Fund will invest in futures contracts and swaps that provide exposure to the U.S. Treasury market, including U.S. Treasury futures, swaps on U.S. Treasury futures, swaps on U.S. Treasury indices, and/or swaps on U.S. Treasury ETFs. U.S. Treasury futures are contracts for the purchase and sale of U.S. government notes or bonds for future delivery. The Fund will invest in or have exposure to futures contracts on U.S. Treasuries with maturities ranging from 2 to 30 years, with a target duration of 2 to 8 years.

The Fund may also invest directly in U.S. Treasury securities, including Treasury bills, notes, and bonds across the yield curve with a target duration of 2 to 8 years, as well as broad-based U.S. Treasury ETFs, which are ETFs that are designed to provide broad exposure to U.S. Treasuries. The Fund’s sub-adviser, Newfound Research LLC (“Newfound”), will favor low-cost bond ETFs that provide exposure to the overall U.S. Treasury market, and which are highly liquid.

Under normal circumstances, the Fund’s notional exposure to the Bond strategy will represent approximately 100% of the Fund’s net assets.

Note: Notional value is the total underlying amount of a derivatives trade. Leverage allows an investor (like the Fund) to use a small amount of money to gain exposure to a larger (and potentially, a much larger) amount. So, notional value reflects the total value of a trade, not the cost (or market value) of taking the trade. In addition, duration refers to the average life of a debt instrument and serves as a measure of that instrument’s interest rate risk. In general, when interest rates increase, the prices of fixed income securities decrease. Generally speaking, the longer an asset’s duration, the more sensitive the asset will be to changes in interest rates. For example, if interest rates increase by 1%, the market value of a bond portfolio with a duration of three years would decline by approximately 3%.

ReSolve Asset Management Inc. (“RAM”) serves as a non-discretionary investment sub-adviser to the Fund and is responsible for trade execution of financial instruments specifically related to the Bond Strategy, including selecting broker-dealers to execute purchase and sale transactions.

Merger Arbitrage Strategy – Overview:

Through its passively managed Merger Arbitrage strategy, the Fund’s portfolio allocated to this strategy will seek to generally track the performance of the AlphaBeta Merger Arbitrage Index (“Underlying Index”). In seeking to generally track the Underlying Index, the Fund’s Merger Arbitrage strategy portfolio will invest in U.S. equities (including large-, medium-, and small-capitalization companies) with both long and short exposures. The Fund may either invest directly in U.S. equity securities or access them via derivative contracts (i.e. via options and swaps). The Fund may also gain access to the Underlying Index via a total return swap. The Underlying Index is owned, calculated, administered, and disseminated by AlphaBeta Investment Indices Ltd. (“Index Provider”).

Merger Arbitrage Strategy – Underlying Index:

The Underlying Index employs a merger arbitrage strategy designed to capture the difference (the “spread”) between the trading price of a target company’s stock (the “Target”) after the public announcement of a merger, takeover, tender offer, leveraged buyout, or other reorganization, and the price that the acquiring company (the “Acquirer”) has agreed to pay for that stock. Only companies involved in publicly announced transactions are eligible for inclusion in the Underlying Index.

To select its constituents, the Underlying Index assesses several factors, including the probability of the merger’s completion based on a pricing model that incorporates statistically significant factors that are relevant to deal completion, such as the market capitalization of the acquirer, the payment method, estimated quality of the acquirer, whether both parties have mutually agreed to the terms of the deal, and measures of market concentration. The estimated probability of a deal’s completion is used to calculate its estimated expected return of the deal, which is used to compare the relative attractiveness of the transaction compared to others in the arbitrage universe.

The Underlying Index may also hold significant cash or cash equivalents, such as money market funds, similar cash management vehicles, and ultra short-term bond ETFs. Cash allocations typically occur when there are insufficient eligible Targets for inclusion or when a transaction represented by a Target has been consummated or abandoned. During periods of market stress or low merger and acquisition activity, the availability of suitable transactions may be significantly limited, potentially impacting the Fund’s ability to achieve its investment objective.

To be considered for the Underlying Index, a merger or acquisition deal must involve a Target company traded on major U.S. stock exchanges, with a deal value over $50 million and a deal premium below 50%. The Target must have an average daily turnover exceeding $1 million, and neither the Target nor the Acquirer (nor their ultimate parent companies) can be based in Russia or China. For cash-and-stock deals, the Acquirer must also be U.S.-traded and the deal must not require a shareholder vote by the Acquirer. Deals are included if they have at least an 85% estimated probability of completion and an estimated expected return above the risk-free rate plus 4%.

The Underlying Index can hold up to 20 deals, with a maximum leverage of 200% long and 200% short. Each deal starts with a 12.5% allocation, adjustable upon inclusion, and cannot exceed 12.5% of the Underlying Index on reconstitution. New deals are added as they are announced, with weightings based on the type of deal (cash-only or cash-and-stock). Weights can be adjusted to reduce estimated downside risk. The Fund’s Merger Arbitrage strategy may, at times, not be able to track the Underlying Index due to regulatory constraints that apply to the Fund but not the Underlying Index. For example, if, over certain periods, the Underlying Index reaches leverage levels that are incompatible with Rule 18f-4 under the 1940 Act, a rule which limits the amount of exposure funds can achieve through derivatives, the Fund will be unable to track the Underlying Index during those periods, which may limit the Fund’s ability to achieve its investment objective.

The Underlying Index assumes that a completed deal is removed from the Underlying Index the day after its completion, which may not always align with the Fund’s Merger Arbitrage strategy.

The Underlying Index reconstitutes based on events such as the addition or removal of deals, deal cancellation, or completion. Deals may be removed to make room for more attractive deals or if pending for over 300 days. Other factors like market conditions or corporate events can also trigger deal removal at the discretion of the Underlying Index’s Index Committee.

For more information about the Underlying Index, see “Additional Information About the Funds” below.

Merger Arbitrage Strategy – Fund Implementation:

To gain exposure to the Underlying Index, the Fund will establish long positions in shares of Targets either directly or indirectly through the use of derivative contracts (i.e., via options and swaps). When a transaction involves the exchange of an Acquirer’s common stock, the Fund will, in accordance with the Underlying Index, include short exposure in the Acquirer’s stock at the deal’s exchange ratio (the rate at which the Target’s shares are exchanged for the Acquirer’s shares). This short exposure (selling borrowed stock with the expectation of buying it back at a lower price) is designed to lock in the current deal spread and hedge against the risk of a decline in the deal value due to a decline Acquirer’s stock price. The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution) or by using derivatives, such as swaps, to gain short exposure. Additionally, the Fund may access the Underlying Index through a total return swap (a derivative contract that exchanges the total return of an asset) rather than investing directly in the individual constituents of the Underlying Index.

Although the Fund generally expects to replicate (or hold all components of) the Underlying Index, the Fund reserves the right to use representative sampling to track the Underlying Index.

Under normal circumstances, the Fund’s exposure to the Merger Arbitrage strategy will represent approximately 100% of the Fund’s net assets. The Fund’s Merger Arbitrage strategy may involve levered exposure to U.S. equities.

The Adviser is responsible for trade execution of securities and financial instruments specifically related to the Merger Arbitrage Strategy, including selecting broker-dealers to execute purchase and sale transactions.

Collateral

The Fund will invest in collateral, including U.S. Government securities (such as bills, notes and bonds issued by the U.S. Treasury) and money market funds. The collateral investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Fund’s investments in derivative instruments (i.e., futures and swaps). The Fund’s allocation to collateral will generally range between 5% and 25% under normal circumstances.

The Fund’s investment strategies may include active and frequent trading, and as a result, the Fund’s portfolio will be subject to a high portfolio turnover rate. The Fund is classified as a “non-diversified” investment company under the 1940 Act and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds — Principal Risks of Investing in The Funds.”

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which they appear.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, commodities, currencies, funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in the underlying reference asset(s). Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

●	Futures Contracts. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling.

●	Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events.

●	Swap Agreements. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.

Equity Market Risk. By virtue of the Fund’s investments in or exposure to equity securities, the Fund is subject to equity market risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Market Capitalization Risk.

●	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

●	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Bond Risks. The Fund will be subject to bond and fixed income risks through its investments in U.S. Treasury securities, U.S. Treasury ETFs, U.S. Treasury futures contracts, as well as swaps. Changes in interest rates generally will cause the value of fixed-income and bond instruments held by Fund to vary inversely to such changes. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. The Fund may invest in short-term securities that, when interest rates decline, affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow.

Interest Rate Risk. Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Newfound.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Leverage Risk.  As part of the Fund’s principal investment strategy, the Fund will make investments in futures and/or swaps. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. You could lose all or substantially all of your investment in the Fund should the Fund’s trading positions suddenly turn unprofitable. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.

Short Sale Risk. The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses. In addition, the Underlying Funds in which the Fund invests may also enter into short sales, and the Fund will bear the risk of such use.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. Although U.S. Treasuries are backed by the U.S. government, those government policies may change both in terms of the payment of interest and in the payment of principal. Furthermore, while holding a Treasury until maturity can guarantee principal, selling a treasury prior to maturity or buying a treasury subsequent to issue date may put principal at risk.

Index Strategy Risk. The Fund’s Merger Arbitrage strategy is linked to the Underlying Index maintained by the Index Provider that exercises complete control over the Underlying Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and the correlation of the Fund’s Merger Arbitrage portfolio to the Underlying Index. In addition, there is no guarantee that the methodology used by the Index Provider to identify constituents for the Underlying Index will achieve its intended result or positive performance. Errors in Underlying Index data, Underlying Index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and/or corrected for a period of time or at all, which may have an adverse impact on the Fund.

Models and Data Risk. The composition of the Underlying Index is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Underlying Index universe that would have been excluded or included had the Models and Data been correct and complete. If the composition of the Underlying Index reflects such errors, the Fund’s Merger Arbitrage portfolio can be expected to also reflect the errors.

Passive Investment Risk. The Fund’s Merger Arbitrage strategy is passively managed. The Fund’s Merger Arbitrage portfolio is generally invested in the securities and financial instruments included in, or representative of, its Underlying Index regardless of its investment merit. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Underlying Index.

Merger-Arbitrage Risk. Merger-arbitrage investing involves the risk that the outcome of a proposed event, whether it be a merger, reorganization, or other event, will prove incorrect and that the Fund’s return on the investment will be negative, or that the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

Tracking Error Risk. While the Fund’s Merger Arbitrage portfolio generally seeks to track the performance, before fees and expenses, of the Underlying Index, the performance of the Fund’s Merger Arbitrage portfolio and its Underlying Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Underlying Index. In addition, the Fund may not be fully invested in the securities and financial instruments of the Underlying Index at all times or may hold securities and financial instruments not included in the Underlying Index. Also, the Fund may not be able to track the Underlying Index for certain periods due to regulatory constraints applicable to the Fund but not the Underlying Index.

Management Risk. The Fund’s Bond strategy is actively-managed and may not meet its investment objective based on Newfound’s success or failure to implement the Bond strategy for the Fund.

Underlying ETFs Risks. The Fund will incur higher and duplicative expenses because it invests in ETFs (“Underlying ETFs”). There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying ETFs. The Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by the Underlying ETFs. Additionally, the market price of the shares of an Underlying ETF in which the Fund invests will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for an Underlying ETF’s shares may not develop, and market trading in the shares of the Underlying ETF may be halted under certain circumstances. Underlying ETFs are also subject to the “ETF Risks” described below.

Counterparty Risk. Counterparty risk is the likelihood or probability that a party involved in a transaction might default on its contractual obligation. Where the Fund enters into derivative contracts that are exchange-traded, the Fund is subject to the counterparty risk associated with the Fund’s clearing broker or clearinghouse. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Credit Risk: Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.

ETF Risks.

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. Any such decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a premium or discount to its NAV and also greater than normal intraday bid-ask spreads.

●	Cash Redemption Risk. An ETF’s investment strategy may require it to redeem its shares for cash or to otherwise include cash as part of its redemption proceeds. For example, an ETF may not be able to redeem in-kind certain securities held by the ETF (e.g., derivative instruments). In such a case, the ETF may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the ETF to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the ETF may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes.

●	Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility and there may be widening bid-ask spreads. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant and there may be furthering widening bid-ask spreads.

●	Trading. Although Shares are listed for trading on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds and depositary accounts. The Fund will incur expenses when investment in money market instruments, which will reduce performance. Money market instruments may lose money.

Newer Fund Risk. The Fund is a recently organized management investment company with a limited operating history. As a result, prospective investors have only a limited track record or history on which to base their investment decisions. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, Newfound and RAM seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The bar chart shows the annual returns for the Fund year over year. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.returnstackedetfs.com.

Calendar Year Ended December 31,

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 2.90% for the quarter ended March 31, 2025 and the lowest quarterly return was 1.27% for the quarter ended December 31, 2025.

The performance information shown above is based on a calendar year. The Fund’s year-to-date return for the period ended March 31, 2026 was -0.67%.

Average Annual Total Returns

For the Periods Ended December 31, 2025

	1 Year	Since Inception December 17, 2024
Return Before Taxes	7.93%	7.68%
Return After Taxes on Distributions	6.60%	6.38%
Return After Taxes on Distributions and Sale of Fund Shares	4.79%	5.36%
Bloomberg U.S. Treasury Index(1) (reflects no deduction for fees, expenses, or taxes)	6.32%	5.37%
S&P 500® Total Return Index(2) (reflects no deduction for fees, expenses, or taxes)	17.88%	14.06%

(1)	The Bloomberg U.S. Treasury Index is a benchmark that tracks the performance of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury.
(2)	The S&P 500 Total Return Index is a benchmark that tracks the performance of the 500 largest publicly traded companies in the United States.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investors’ tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred or other tax-advantaged arrangements such as an individual retirement account (“IRA”). In certain cases, the figures representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Investment Adviser

Tidal Investments, LLC serves as investment adviser to the Fund.

Investment Sub-Adviser

Newfound Research LLC serves as investment sub-adviser to the Fund.

ReSolve Asset Management Inc. serves as a non-discretionary investment sub-adviser to the Fund

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Corey Hoffstein, Chief Investment Officer for Newfound, has been a portfolio manager of the Fund since its inception in 2024.

Stephen Foy, Portfolio Manager for Tidal, has been a portfolio manager of the Fund since 2026.

Christopher P. Mullen, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2024.

Andrew Butler, CFA®, Chief Investment Officer & Portfolio Manager for RAM, has been a portfolio manager of the Fund since 2026.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and the median bid-ask spread can be found on the Fund’s website at www.returnstackedetfs.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, Newfound, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.